UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

01-34219

(Commission File Number)

DESTINATION XL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2623104
(State of Incorporation)	(IRS Employer Identification Number)

555 Turnpike Street, Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 828-9300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On September 30, 2013, Destination XL Group, Inc. (the “Company”) entered into three Equipment Security Notes for equipment financing, whereby the Company borrowed an aggregate of $12.2 million. Such notes were issued pursuant to a Master Loan and Security Agreement with Banc of America Leasing & Capital, LLC, dated July 20, 2007 and most recently amended on September 30, 2013 (as amended, the “Master Agreement”). On October 1, 2013, the Company entered into an additional Equipment Security Note for $1.7 million (all such notes, the “Notes”).

The Notes are secured by a security interest in all of the Company’s rights, title and interest in and to certain equipment. The Notes are for 48 months and accrue interest at a fixed rate of 3.1067%. Principal and interest, in arrears, are payable monthly, commencing on October 30, 2013 and November 1, 2013, respectively. The Company is subject to a prepayment penalty equal to 1% of the prepaid principal of the Notes until the first anniversary, 0.5% of the prepaid principal from the first anniversary until the second anniversary and no prepayment penalty thereafter. The Master Agreement includes default provisions that are customary for financings of this type and are similar and no more restrictive than the Company’s existing credit facility with Bank of America, N.A.

The Company expects to finance up to an additional $16.1 million of equipment acquisitions over the next twelve months pursuant to the Master Agreement, resulting in aggregate equipment financing loans of up to $30.0 million. Any future notes will be equipment financings with similar terms and conditions to the Notes described above for assets acquired in connection with the Company’s DXL store openings.

The foregoing description of loan documents does not purport to summarize all of their respective provisions and is qualified in its entirety by reference to such agreements filed as Exhibit 10.1 through Exhibit 10.6 to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above under Item 1.01, the Company entered into three Notes pursuant to a Master Agreement on September 30, 2013 and an additional Note on October 1, 2013. The disclosures contained in Item 1.01 of this Report on Form 8-K are incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Master Loan and Security Agreement dated July 20, 2007 between the Company and Banc of America Leasing & Capital, LLC (included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 23, 2007, and incorporated herein by reference).

10.2	Amendment Number 1 to Master Loan and Security Agreement dated September 30, 2013 between the Company and Banc of America Leasing & Capital, LLC.

10.3	Equipment Security Note Number 17608-70003 to the Master Loan and Security Agreement, as amended, dated October 1, 2013 between the Company and Banc of America Leasing & Capital, LLC.

10.4	Equipment Security Note Number 17608-70004 to the Master Loan and Security Agreement, as amended, dated September 30, 2013 between the Company and Banc of America Leasing & Capital, LLC.

10.5	Equipment Security Note Number 17608-70005 to the Master Loan and Security Agreement, as amended, dated September 30, 2013 between the Company and Banc of America Leasing & Capital, LLC.

10.6	Equipment Security Note Number 17608-70006 to the Master Loan and Security Agreement, as amended, dated September 30, 2013 between the Company and Banc of America Leasing & Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DESTINATION XL GROUP, INC.

By:	/s/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	Executive Vice President and Chief Financial Officer

Date: October 3, 2013